UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 4, 2016

THE NAVIGATORS GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

_____________________

Delaware	0-15886	13-3138397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, 8th Floor, Stamford, Connecticut		06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 905-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.”  This information, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On August 4, 2016, The Navigators Group, Inc. issued a press release announcing its earnings for the second quarter of 2016 and the declaration of a quarterly cash dividend.  This press release is attached hereto as Exhibit 99.1.

Item 7.01.Regulation FD Disclosure

See Item 2.02, above.

Item 8.01.         Other Events

On August 4, 2016, the Board of Directors of The Navigators Group, Inc. authorized and declared a quarterly cash dividend of $0.09 per share of common stock, payable on September 30, 2016, to stockholders of record at the close of business on August 19, 2016.

Item 9.01.Financial Statements and Exhibits

(d)Exhibits

99.1Press Release dated August 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.

By:	/s/ Emily B. Miner
Name : Emily B. Miner
Title: Senior Vice President and General Counsel

Date:August 8, 2016

EXHIBIT INDEX

Exhibit No.Exhibit

99.1	Press Release dated August 4, 2016.

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